TetriDyn Solutions, Inc.
                              Employment Agreement

1. Introduction. As a condition of your employment with TetriDyn Solutions,Inc., its subsidiaries, affiliates, successors or assigns (together the "Company"), you understand and acknowledge that your employment with the Company is for an unspecified duration and constitutes "at-will" employment. You also understand that any representation to the contrary is unauthorized and not valid unless obtained in writing and signed by a majority of the outside Board of Directors members. You acknowledge that this employment relationship may be terminated at any time, with or without good cause or for any or no cause, at the option of the Company.

2. Company Information. The Company agrees that it has and will make available to you Confidential Information of the Company that will enable you to optimize the performance of your duties to the Company. In exchange, you agree to use such Confidential Information solely for the Company's benefit. You understand that "Confidential Information" means any Company proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customer lists and customers (including, but not limited to, customers of the Company on whom you called or with whom you became acquainted during the term of your employment), markets, software, developments, inventions, processes, formulas, technology(ies), designs, drawings, engineering, hardware configuration information, marketing, finances or other business information disclosed to you by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment. You further understand that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act or omission of you or of others who were under confidentiality obligations as to the item or items involved or improvements or new versions thereof.

2.1 Confidentiality. You agree that at all times, during the term of your employment and thereafter, to hold in strictest confidence, and not to use, except for the exclusive benefit of the Company, or to disclose to any person, firm or corporation, without written authorization of the majority of the outside members of the Board of Directors of the Company, any Confidential Information of the Company.

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2.2 Former Employer Information. You agree that you will not, during your employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity and that you will not bring onto the premises of the Company any unpublished document or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

2.3 Third Party Information. You recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. You agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out your work for the Company consistent with the Company's agreement with such third party.

3.  Inventions.

3.1 Inventions Retained and Licensed. You have attached hereto, as Exhibit A, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by you prior to your employment with the Company (collectively referred to as "Prior Inventions"), which belong to you, which relate to the Company's proposed business, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, you represent that there are no such Prior Inventions, original works of authorship, developments, improvements, or trade secrets.

3.2 Assignment of Inventions. You agree that you will promptly make full written disclosure to the Company, will hold for the sole right and benefit and ownership of the Company, and assign to the Company, all your rights, titles, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements, designs, discoveries, ideas, trademarks or trade secrets, whether or not patentable or registrable under copyright or similar laws, which you may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time you are in the employ of the Company. You understand and agree that the decision whether or not to commercialize or market any Invention developed by you solely or jointly with others is within the Company's sole discretion and for the Company's sole benefit and that no royalty will be due to you as a result of the Company's efforts to commercialize or market any such Invention.

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3.3 Maintenance of Records. You agree to keep and maintain adequate and current written records of all Inventions made by you (solely or jointly with others) during the term of your employment with the Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records and invention(s) will be owned by and remain the sole property of the Company at all times.

3.4 Patent and Copyright Registrations. You agree to represent the Company, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, or other intellectual property rights relating thereto in any and all countries, including, but not limited to, the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, title and interest in and to such Inventions, and any copyrights, patents, or other intellectual property. You further agree that your obligation is to execute or cause to be executed any such instrument or papers after the termination of your employment with the Company. If the Company is unable because of your mental or physical incapacity or for any other reason to secure your signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company, then you irrevocably designate and appoint the Company and its duly authorized officers and agents as your agent and attorney in fact, to act for and in your behalf to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by you.

4. Conflicting Employment. You agree that, during the term of your employment with the Company, you will devote your full time and efforts to the Company and you will not engage in any other employment, occupation or consulting activity, nor will you engage in any other activities that conflict with your obligations to the Company.

5. Returning Company Documents. You agree that, at the time of leaving the employ of the Company, you will deliver to the Company (and will not keep in your possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings blueprints, sketches, materials, equipment, other documents or

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property, belonging to the Company. In the event of the termination of your employment, you agree to sign and deliver the "Termination Certification" attached hereto as Exhibit B.

6. Notification of New Employer. In the event that you leave the employ of the Company, you hereby grant consent to notification by the Company to your new employer about your rights and obligations under this Agreement.

7. Solicitation of Employees. You agree that, for a period of three years immediately following the termination of your relationship with the Company for any reason, you will not hire any employees of the Company and you will not, either directly or indirectly, attempt to solicit, induce, recruit or encourage any of the Company's employees to leave their employment, with the Company.

8. Interference. Further, you agree that during the course of your employment and for a period of three years immediately following the termination of your relationship with the Company, you will not, either directly or indirectly, interfere with the Company's contracts and relationships, or prospective contracts and relationships or the Company's customer or client contracts and relationships.

9. Covenant Not to Compete. You also agree that during the course of your employment and for a period of three years immediately following the termination of your relationship with the Company, you will not, serve as a partner, employee, consultant, officer, director, manager, agent, associate, investor, or otherwise for, or directly or indirectly, own, purchase, organize or take preparatory steps for the organization of, or build, design, finance, acquire, lease, operate, manage, invest in, work or consult for or otherwise affiliate yourself with, any business in competition with or otherwise similar to the Company's business. The foregoing covenant shall cover your activities in every part of the World in which the Company conducted business during the term of your employment.

10. Representations. You agree to execute any proper oath or verify any proper document required to carry out the terms of this Agreement and that you have not entered into, nor will you enter into, any oral or written agreement in conflict with this Agreement.

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11. Arbitration and Equitable Relief.

11.1 Arbitration. Except as provided in subsection 11.2 below, you agree that any dispute, claim or controversy concerning your employment or the termination of your employment or any dispute, claim or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in Pocatello, Idaho in accordance with the rules then in effect of the American Arbitration Association. The Company and you shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay counsel fees and expenses.

11.2 Equitable Remedies. You agree that it would be impossible or inadequate to measure and calculate the Company's damages from any breach of the covenants set forth in this Agreement. Accordingly, you agree that if you breach this Agreement, the Company will have available, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any provision of this Agreement. You further agree that no bond or other security shall be required in obtaining such equitable relief and you hereby consent to the issuance of such injunction.

12. General Provisions. In the event that any dispute arising from this Agreement would not be covered by Section 11, the Governing Law will be as noted in Section 12.1.

12.1 Governing Law. This agreement will be governed by the laws of the State of Idaho without regard for conflicts of the law's principles. You hereby expressly consent to the personal jurisdiction of the state and federal courts located in the State of Idaho for any lawsuit file there against you by the Company concerning your employment or the termination of your employment or arising from or relating to this Agreement.

12.2 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Company and you and supersedes all prior discussions. Any change or changes in your duties, salary or compensation will not affect the validity or scope of this Agreement.

12.3 Severability. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.

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12.4 Successors and Assigns. This Agreement will be binding upon your heirs, executors, administrators and other legal representatives.

13. You acknowledge and agree to each of the following items:

13.1 You are executing this Agreement voluntarily and without any duress or undue influence by the Company or anyone else; and

13.2 You have carefully read this Agreement. You have asked any questions needed for you to understand the terms, consequences and binding effect of this Agreement and fully understand them; and

13.3 You sought the advice of an attorney of your choice if you wanted to before signing this Agreement.



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         The parties have executed this revised Agreement from the Company on the day, month and year set forth below.

Date: January 21, 2006

COMPANY:
TetriDyn Solutions, Inc.
Executive Compensation Committee Member Signatures

  /s/ Orville J. Hendrickson                    Date   01/21/06
-----------------------------------------       --------------------------------
Orville J. Hendrickson

  /s/ Larry J. Ybarrondo                        Date   23 Jan 2006
-----------------------------------------       --------------------------------
 Larry J. Ybarrondo

EMPLOYEE:
Antoinette R. Knapp
Employee's Signature

  /s/ Antoinette R. Knapp                       Date   1/24/06
-----------------------------------------       --------------------------------
Antoinette R. Knapp

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                                    EXHIBIT A
                            LIST OF PRIOR INVENTIONS
                        AND ORIGINAL WORKS OF AUTHORSHIP


 Title            Date              Identifying Number or Brief Description
 -----            ----              ---------------------------------------











____ No inventions or improvements
____ Additional Sheets Attached

Signature of Employee:

Print Name of Employee:

Date:

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                                    EXHIBIT B

TetriDyn Solutions, Inc.

TERMINATION CERTIFICATION

I certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to the Company. I further certify that I have complied with all the terms of the Company's Employment agreement signed by me.


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Employee's Signature                            Date

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Employee's Printed Name

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